UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2026

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

300 North Commons Blvd.,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 7, 2026, The Progressive Corporation’s (the “Company”) Board of Directors declared the Company’s quarterly common share dividend in the amount of ten cents ($0.10) per share, payable on October 9, 2026, to shareholders of record on October 1, 2026.

On August 10, 2026, the Company released a report on its Catastrophe Reinsurance Program providing an overview of the Company’s reinsurance practices (the “Report”). A copy of the Report is attached hereto as Exhibit 99. The Report, as well as similar reports the Company may issue in the future, may be accessed through the Company’s Investor Relations website at investors.progressive.com. The content of our Investor Relations website is not incorporated by reference in, and does not form part of, this Current Report on Form 8-K.

The information in this Item 7.01 and the Report is furnished and not filed pursuant to General Instruction B.2 of Current Report on Form 8-K and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 3.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026
                            THE PROGRESSIVE CORPORATION

                            By: /s/ Carl G. Joyce
                            Name: Carl G. Joyce
                        Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99	The Progressive Corporation’s Report on Catastrophe Reinsurance Program, dated August 2026

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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